Exhibit 24
POWER OF ATTORNEY
     The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Transition Report on Form 10-K for the transition period from June 2, 2007 to February 2, 2008, or any amendment or supplement thereto, and causing such Transition Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Cecil D. Conlee Cecil D. Conlee

Date: March 27, 2008
State of: Georgia
County of: Fulton

On this 27th day of March, 2008, before me personally appeared Cecil D. Conlee, known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.

/s/ Sandra Gilbert
Notary Public

My Commission expires: May 19, 2010

[NOTARY SEAL]

POWER OF ATTORNEY
     The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Transition Report on Form 10-K for the transition period from June 2, 2007 to February 2, 2008, or any amendment or supplement thereto, and causing such Transition Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ George C. Guynn

George C. Guynn

Date: March 27, 2008

State of: Georgia
County of: Fulton

On this 27th day of March, 2008, before me personally appeared George C. Guynn, known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.

/s/ Sandra Gilbert
Notary Public

My Commission expires: May 19, 2010

[NOTARY SEAL]

POWER OF ATTORNEY
     The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Transition Report on Form 10-K for the transition period from June 2, 2007 to February 2, 2008, or any amendment or supplement thereto, and causing such Transition Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ J. Reese Lanier, Sr.

J. Reese Lanier, Sr.

Date: March 27, 2008

State of: Georgia
County of: Fulton

On this 27th day of March, 2008, before me personally appeared J. Reese Lanier, Sr., known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.

/s/ Sandra Gilbert Notary Public

My Commission expires: May 19, 2010

[NOTARY SEAL]

POWER OF ATTORNEY
     The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Transition Report on Form 10-K for the transition period from June 2, 2007 to February 2, 2008, or any amendment or supplement thereto, and causing such Transition Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Clarence H. Smith

Clarence H. Smith

Date: March 27, 2008
State of: Georgia
County of: Fulton

On this 27th day of March, 2008, before me personally appeared Clarence H. Smith, known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.

/s/ Sandra Gilbert
Notary Public

My Commission expires: May 19, 2010

[NOTARY SEAL]

POWER OF ATTORNEY
     The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Transition Report on Form 10-K for the transition period from June 2, 2007 to February 2, 2008, or any amendment or supplement thereto, and causing such Transition Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Helen B. Weeks

Helen B. Weeks

Date: March 27, 2008

State of: Georgia
County of: Fulton

On this 27th day of March, 2008, before me personally appeared Helen B. Weeks, known to me to be the person named in this instrument, and acknowledged that she executed the same as her free act and deed.

/s/ Sandra Gilbert
Notary Public

My Commission expires: May 19, 2010

[NOTARY SEAL]

POWER OF ATTORNEY
     The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Transition Report on Form 10-K for the transition period from June 2, 2007 to February 2, 2008, or any amendment or supplement thereto, and causing such Transition Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ E. Jenner Wood III

E. Jenner Wood III

Date: March 27, 2008
State of: Georgia
County of: Fulton

On this 27th day of March, 2008, before me personally appeared E. Jenner Wood III, known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.

/s/ Sandra Gilbert
Notary Public

My Commission expires: May 19, 2010

[NOTARY SEAL]